                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X)   Preliminary Proxy Statement          ( )  Confidential, for Use of the
( )   Definitive Proxy Statement                Commission Only (as permitted
( )   Definitive Additional Materials           by Rule 14a-6(e)(2))
( )   Soliciting Material Under Rule 14a-12

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                              ING SERIES FUND, INC.
                          ING VARIABLE PORTFOLIOS, INC.

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                (Name of Registrant as Specified in Its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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( )      Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

                                                                Preliminary Copy

                              ING SERIES FUND, INC.
                               ING TECHNOLOGY FUND

                          ING VARIABLE PORTFOLIOS, INC.
                           ING VP TECHNOLOGY PORTFOLIO

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                February 13, 2004

Dear Shareholder, Variable Contract Holder or Qualified Plan Participant:

         On behalf of the Boards of Directors of ING Technology Fund, a series of ING Series Fund, Inc. and ING VP Technology Portfolio, a series of ING Variable Portfolios, Inc. (each a "Fund" and together, the "Funds"), I invite you to a special meeting of shareholders ("Special Meeting") of each Fund scheduled for 10:00 a.m., Local time, on March 23, 2004 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, shareholders of each Fund and variable contract holders owning interests in ING VP Technology Portfolio through insurance company separate accounts will be asked to (1) approve a new sub-advisory agreement between ING Investments, LLC ("ING Investments") and BlackRock Advisors, Inc. ("BlackRock Advisors") and (2) approve a "Manager-of-Managers" arrangement for each Fund to permit ING Investments, in its capacity as the Funds' investment adviser, subject to approval by the Board of Directors, to enter into and materially amend agreements with certain sub-advisers without obtaining the approval of a Fund's shareholders. On January 1, 2004, BlackRock Advisors began serving as each Fund's sub-adviser pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval. If Proposal One is approved, BlackRock Advisors would continue to serve as the sub-adviser to each Fund under the proposed new sub-advisory agreements.

         After careful consideration, your Boards of Directors unanimously recommend that shareholders vote "FOR" both proposals.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 23, 2004.

         ING Technology Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote. In addition, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or oral communication.

                                                                Preliminary Copy

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        James M. Hennessy
                                        President and Chief Executive Officer

                                                                Preliminary Copy

                              ING SERIES FUND, INC.
                               ING TECHNOLOGY FUND

                          ING VARIABLE PORTFOLIOS, INC.
                           ING VP TECHNOLOGY PORTFOLIO

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
             OF ING TECHNOLOGY FUND AND ING VP TECHNOLOGY PORTFOLIO
                          SCHEDULED FOR MARCH 23, 2004

To the Shareholders/ Variable Contract Holders/ Qualified Plan Participants:

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Technology Fund, a series of ING Series Fund, Inc. and ING VP Technology Portfolio, a series of ING Variable Portfolios, Inc. (each a "Fund") is scheduled for March 23, 2004, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, you will be asked to consider and approve the following proposals:

         (1) To approve a new sub-advisory agreement for each Fund between ING Investments, LLC ("ING Investments") and BlackRock Advisors, Inc., with no change in the investment adviser or the overall management fee paid by the Funds; and

         (2) To approve a "Manager-of-Managers" arrangement for each Fund to permit ING Investments, in its capacity as each Fund's investment adviser, subject to approval by the Board of Directors of each Company, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund's shareholders.

         Shareholders of record as of the close of business on January 2, 2004 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT AND/OR VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a revised proxy, (ii) giving written notice of revocation to your Fund or (iii) voting in person at the Special Meeting.

                                        By Order of the Boards of Directors,

                                        Theresa K. Kelety
                                        Secretary

Dated: February 13, 2004

                                                                Preliminary Copy

                                 PROXY STATEMENT

                                FEBRUARY 13, 2004

                              ING SERIES FUND, INC.
                               ING TECHNOLOGY FUND

                          ING VARIABLE PORTFOLIOS, INC.
                           ING VP TECHNOLOGY PORTFOLIO

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                         SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR MARCH 23, 2004

WHO IS ASKING FOR MY VOTE?

         The Boards of Directors (together, the "Board") of ING Series Fund, Inc. and ING Variable Portfolios, Inc. (individually and together, the "Company") are sending this Proxy Statement and the enclosed Proxy Ballot and/or Voting Instruction Card to you and all other shareholders and variable contract holders who have a beneficial interest in ING Technology Fund, a series of ING Series Fund, Inc. and ING VP Technology Portfolio, a series of ING Variable Portfolios, Inc. (each, a "Fund" and together, the "Funds"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Funds.

WHO IS ELIGIBLE TO VOTE?

         The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot and/or Voting Instruction Card on or about February 13, 2004 to all shareholders of record who are eligible to vote and to all variable contract holders of record who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in shares of ING VP Technology Portfolio on how to vote their shares. Shareholders of record and variable contract holders of record who owned shares in either Fund as of the close of business on January 2, 2004 ("Record Date") are eligible to vote or instruct their Insurance Company on how to vote those shares. (See "How do I vote?" and "General Information," below, for a more detailed discussion of voting procedures.)

         Each share of each class of each Fund is entitled to one vote. The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

        FUND             SHARE CLASS     SHARES OUTSTANDING
-------------------      -----------     ------------------
ING Technology Fund        Class A          9,628,284.906
                           Class B          4,575,861.906
                           Class C          1,449,493,652
                           Class I          2,540,756.446
                           Class O          1,969,877.888

                           TOTAL           20,164,274.798

ING VP Technology
Portfolio                  Class S         25,326,338.548

         To each Company's knowledge, as of January 26, 2004, no person owned beneficially more than 5% of any class of the Funds' securities, except as set forth in APPENDIX A. To each Company's knowledge, as of such date no Director or Executive Officer owned beneficially more than 1% of any class of the Funds' securities.

WHY IS THE SPECIAL MEETING BEING HELD?

         The Special Meeting is being held for the following purposes:

         1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for each Fund between ING Investments, LLC ("ING Investments" or the "Adviser") and

                  BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Sub-Adviser") with no change in the investment adviser or the overall management fee paid by the Funds;

         2. To approve a "Manager-of-Managers" arrangement for each Fund to permit ING Investments, in its capacity as the Funds' investment adviser, subject to approval by the Board of Directors of each Company, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Funds' shareholders; and

         3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

         This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Proxy Ballot and/or Voting Instruction Card, for each Fund you own because you have the right to vote on these important Proposals concerning your investment in the Fund(s).

         The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of ING VP Technology Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company, and qualified plans, participants and Insurance Companies are, in most cases, the true "shareholders" of ING VP Technology Portfolio. Variable annuity and/or variable life contract holders (or participants under group contracts, as applicable) ("Variable Contract holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. Therefore, references to "you" or "shareholders" throughout the proxy materials usually can be read to include shareholders, and Variable Contract holders and participants.

HOW DO I VOTE?

         Shareholders can vote, and Variable Contract holders can instruct the Insurance Company through which they hold interests in ING VP Technology Portfolio how to vote, by completing, signing and returning the enclosed Proxy Ballot and/or Voting Instruction Card promptly in the enclosed envelope, through telephone touch-tone voting, by Internet voting, or by attending the Special Meeting in person and voting. To vote by phone or Internet follow the voting instructions as outlined on your Proxy Ballot and/or Voting Instruction Card. Joint owners must each sign the Proxy Ballot and/or Voting Instruction Card. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

         Shares of ING VP Technology Portfolio are sold to separate accounts of Insurance Companies ("Separate Accounts") and are used to fund Variable Contracts. Variable Contract holders who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Insurance Company that uses the Fund as a funding vehicle, is, in most cases, the true shareholder of the Fund and, as the legal owner of the Fund's shares, has sole voting and investment power with respect to the shares. As noted above, Insurance Companies generally will pass through any voting rights to Variable Contract holders. Therefore, an insurance company will request voting instructions from the Variable Contract holder. Variable Contract holders permitted to give instructions to the Insurance Company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract holders.

         If the shareholder or Variable Contract holder wishes to participate in the Special Meeting, the shareholder or Variable Contract holder may submit the Proxy Ballot and/or Voting Instruction Card, originally sent with this Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract holders, participants or shareholders, are described as voting for purposes of this Proxy Statement.

         PROXY SOLICITOR

         For ING Technology Fund, the Company has retained Georgeson Shareholder Communications, Inc. (the "Solicitor") to assist in the solicitation of proxies, at an estimated cost of $5,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation. If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person.

         Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 666-4699. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or oral communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

         The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on March 23, 2004 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

         Copies of ING Technology Fund's Annual Report for the fiscal year ended May 31, 2003 and Semi-Annual Report for the period ended November 30, 2003 and copies of ING VP Technology Portfolio's Annual Report for the fiscal year ended December 31, 2002 and Semi-Annual Report for the period ended June 30, 2003 have previously been mailed to shareholders and Variable Contract holders. ING VP Technology Portfolio's Annual Report for the fiscal year ended December 31, 2003 will be mailed to shareholders and Variable Contract holders on or about February 29, 2004.

         YOU CAN OBTAIN COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS OF EACH FUND, WITHOUT CHARGE, BY WRITING TO THE ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING (800) 992-0180.

         Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern Time.

                                  PROPOSAL ONE
                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

         The shareholders of each Fund are being asked to approve the Proposed Sub-Advisory Agreements between ING Investments and BlackRock Advisors. Due to certain structural changes at AIC Asset Management, LLC ("AIC") that the Board determined would affect the management of the Funds and upon Adviser's recommendation, on December 17, 2003 the Board unanimously voted to appoint BlackRock Advisors to succeed AIC as the Funds' new sub-adviser. Effective January 1, 2004, the sub-advisory agreements with AIC were terminated with respect to each Fund and ING Investments entered into interim agreements with BlackRock Advisors (the "Interim Agreements"). The Interim Agreements are currently in effect pending shareholder approval of the Proposed Sub-Advisory Agreements. AIC, a Delaware limited liability corporation and a registered investment adviser that is located at 100 Pine Street, Suite 420, San Francisco, California 94117, served as the sub-adviser to the Funds since August 2002 under sub-advisory agreements with ING Investments, each dated August 29, 2002 (each, an "AIC Agreement," and together, the "AIC Agreements"). The AIC Agreement with respect to each Fund was last approved by shareholders on August 29, 2002 and by the Board on December 18, 2002.

         If approved by shareholders, the Proposed Sub-Advisory Agreements are expected to become effective on April 1, 2004 and will remain in full force and effect through December 31, 2005. A copy of the Proposed Sub-Advisory Agreement with regard to ING Technology Fund is included as APPENDIX B. A copy of the Proposed Sub-Advisory Agreement with regard to ING VP Technology Portfolio is included as APPENDIX C. The description of the Proposed Sub-Advisory Agreements that follows is qualified in its entirety by reference to APPENDIX B and APPENDIX C.

WHO IS THE ADVISER?

         ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Funds. See APPENDIX D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of December 31, 2003, ING Investments managed over $36.6 billion in assets.

         The investment management agreement between ING Technology Fund and ING Investments, dated March 1, 2002 (the "Technology Investment Management Agreement"), and the investment management agreement between ING VP Technology Portfolio and ING Investments, also dated March 1, 2002 (the "VP Technology Investment Management Agreement," and together with the Technology Investment Management Agreement, the "Investment Management Agreements"), each was last approved by shareholders on February 27, 2002 and by the Board on December 17, 2003. ING Technology Fund paid $______, and VP Technology Portfolio paid $_________, in advisory fees to ING Investments for the fiscal years ended May 31, 2003 and December 31, 2003, respectively.

WHAT ARE THE INTERIM AGREEMENTS AND WHO IS THE CURRENT SUB-ADVISER?

         The Interim Agreements were entered into in accordance with Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act"), which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Among these conditions are that the interim contract can have a duration of no greater than 150 days following the date on which the previous contract terminated, and the compensation to be received under the interim contract is no greater than that payable under the previous agreement. The Interim Agreements provide for compensation to be paid to BlackRock Advisors that does not exceed the compensation that had been payable to AIC under the AIC Agreements, and will terminate automatically as of May 29, 2004, or on such earlier date on which ING Investments enters into the Proposed Sub-Advisory Agreements, provided that, in the latter case, Proposal One has been approved by shareholders.

         Founded in 1994, BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc. ("BlackRock") one of the largest publicly-traded investment management firms in the U.S. Since its inception in 1988, BlackRock has grown from a boutique investment management firm to an established investment manager. Headquartered in New York, New York, BlackRock maintains offices in Boston, Massachusetts; Edinburgh, Scotland; Hong Kong; San Francisco, California; Tokyo, Japan; and Wilmington, Delaware. BlackRock Advisors' principal offices are located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors is a provider of global investment management and risk management products. It offers fixed-income, liquidity, equity, alternative investment and risk management products as well as risk management and advisory services to clients worldwide. As of December 31, 2003, BlackRock Advisors had over $309 billion of assets under management, of which $16 billion was in equity securities.

         BlackRock is a publicly traded corporation and is majority-owned by The PNC Financial Services Group and by BlackRock employees. Its Management Committee, which is comprised of all founding partners and represents all operating areas of the firm, independently manages BlackRock's day-to-day operations. The Board of Directors of BlackRock Advisors consists of Laurence D. Fink, Ralph Schlosstein, Robert Kapito, Paul L. Audet, Laurence Carolan, Kevin Klingert, John Moran and Thomas Nevin. See APPENDIX D for a listing of the names, addresses, and the principal occupations of the principal executive officer and each director of BlackRock Advisors. As of December 31, 2003 no Director or officer of the Funds was an officer, director, employee, general partner or shareholder of BlackRock Advisors. As of February 13, 2004, BlackRock Advisors had the following affiliated brokers: BlackRock Investments, Inc.; PNC Capital Capital Markets, Inc.; J.J.B. Hilliard, W.L. Lyons, Inc; PFPC Distributors, Inc; Offit Funds Distributor, Inc.; ABN AMRO Distribution Services
(USA), Inc.; BlackRock Distributors, Inc.; Northern Funds Distributors, LLC; and PNC Investments LLC.

         APPENDIX E sets forth the names of other investment companies, with investment objectives similar to the Funds', for which BlackRock Advisors acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2003.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE FUNDS?

         As discussed above, the Funds currently are managed by BlackRock Advisors under the Interim Agreements. If the Proposed Sub-Advisory Agreements are approved, BlackRock Advisors would continue to serve as sub-adviser to the Funds and provide day-to-day management of each Fund's portfolio. ING Investments would be responsible for monitoring the investment program and performance of BlackRock Advisors. The Funds would be managed by the following BlackRock Advisors investment personnel:

         -        THOMAS P. CALLAN, CFA Managing Director and Senior Portfolio
                  Manager

         Mr. Callan would share in the day-to-day responsibilities for the Funds with Mr. Rea. Mr. Callan is a member of the global small cap equity team. He is the lead manager for international and U.S. Opportunities portfolios. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992. In 1981, Mr. Callan received a B.A. in economics from Boston College. He has been the lead portfolio manager of the BlackRock Funds' Global Science and Technology Opportunities Portfolio since its inception.

         -        DANIEL M. REA     Director and Portfolio Manager

         Mr. Rea would share in the day-to-day responsibilities for the Funds with Mr. Callan. Mr. Rea is a member of the global small cap equity team. He is responsible for coverage of stocks in the healthcare sector. Mr. Rea joined BlackRock in 2000 from Driehaus Capital Management where he was a healthcare analyst and later, the portfolio manager of the Driehaus Emerging Growth Fund and the Driehaus Recent Issues Fund. Prior to joining Driehaus in 1997, he was with GE Capital Corporation in the Financial Management Program. This position included rotations in GE Capital Aviation Services in Shann, Ireland and in the Corporate and Financial Planning and Analysis Group. Mr. Rea received a B.S. in business administration from Marquette University in 1995.

WILL BLACKROCK ADVISORS MANAGE THE FUNDS IN ACCORDANCE WITH A NEW INVESTMENT STRATEGY?

         BlackRock Advisors will implement a new investment strategy for the Funds beginning on February 17, 2004. As of the date of the proxy statement, BlackRock managed the Funds in accordance with the strategy employed by AIC when it managed the Funds under the AIC Agreements, that of investing at least 80% of a Fund's assets in common stocks and securities convertible into common stock of companies in the information technology sector.

         As stated in the supplement to the Funds' registration statement that was mailed to you previously or attached to the prospectus you were given when you purchased an interest in a Fund, beginning February 17, 2004 BlackRock Advisors will manage each Fund's portfolio using a different investment strategy (the "New Investment Strategy"). Pursuant to the new Investment Strategy, each Fund will normally invest at least 80% of its assets in equity securities issued by science and technology companies in all market capitalization ranges and will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development advancement and use of science and/or technology. The Funds will be permitted to invest up to 25% of their respective net assets in stocks of issuers in emerging market countries. Each Fund will primarily buy common stock but will be able to invest in preferred stock and securities convertible into common and preferred stock. Each Fund also will be permitted to invest in Rule 144A securities and may invest in shares of companies through initial public offerings (IPOs). The management team may, when consistent with each Fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the Funds as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment.

         The Funds' management team at BlackRock Advisors will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. It will use a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions.

         BlackRock Advisors' management team, in an attempt to reduce portfolio risk, will diversify each Fund's portfolio by investing Fund assets in at least three countries, one of which may be the United States. Some of the industries that are likely to be represented in each Fund's portfolio holdings include:

               -    Application Software

               -    IT Consulting & Services

               -    Internet Software and Services

               -    Networking Equipment

               -    Telecom Equipment

               -    Computer Hardware

               -    Computer Storage & Peripherals

               -    Electronic Equipment and Instruments

               -    Semiconductor Equipment

               -    Semiconductors

               -    Aerospace & Defense

               -    Electrical Components & Equipment

               -    Biotechnology

               -    Pharmaceuticals

               -    Healthcare Equipment & Supplies

               -    Healthcare Distribution & Services

               -    Healthcare Facilities

               -    Industrial Gases

               -    Specialty Chemicals

               -    Advanced Materials

               -    Integrated Telecom Services

               -    Alternative Carriers

               -    Wireless Telecommunication Services

         Consistent with the changes to the investment strategy described above, the Technology Fund's name will be changed on February 17, 2004 to ING Global Science and Technology Fund and the VP Technology Portfolio's name will be changed to ING VP Global Science and Technology Portfolio. The Board believes that the name changes are necessary to more accurately describe the New Investment Strategy of each Fund.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS?

         Each Fund's Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds. Each Investment management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of each Fund's assets and the purchase or sale of its portfolio securities. Each Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as Adviser, oversees the investment management services of the Funds' Sub-Adviser.

         Each Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the

Investment Management Agreements, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreements. After an initial two-year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or
(2) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Investment Management Agreement nor "interested persons" (as defined under the 1940 Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The table set out below shows the annual rates of the advisory fees payable under each of the Investment Management Agreements with the Funds.

ING TECHNOLOGY FUND

INVESTMENT MANAGEMENT      1.050% of the first $500 million of the Fund's
AGREEMENT                  average daily net assets;
                           1.025% of the next $500 million of the Fund's average daily net assets, and
                           1.000% of the Fund's average daily net assets over $1 billion.

ING VP TECHNOLOGY

PORTFOLIO INVESTMENT       .95% of the Fund's average daily net assets.
MANAGEMENT AGREEMENT

         Entering into the Proposed Sub-Advisory Agreements will not result in a change in the overall management fees payable by the Funds. ING Investments, and not the Funds, will bear the expense of the services to be provided by BlackRock Advisors.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS?

         The material terms of each Proposed Sub-Advisory Agreement are identical to those of the corresponding Interim Agreement, with the exception of the termination provisions of the respective agreements, the term of the exclusivity provisions, and the sub-advisory fees payable under the Proposed Sub-Advisory Agreements. The material terms of each Proposed Sub-Advisory Agreement are substantially similar to those of the corresponding AIC Agreement, except that (1) the parties, the effective dates of the agreements and the initial terms of each agreement will differ; (2) the fees payable under the Proposed Sub-Advisory Agreements, as discussed below, will differ from those that were payable under the AIC Agreements; (3) the Proposed Sub-Advisory Agreements will include updated provisions with respect to voting the proxies of underlying portfolio companies that facilitate proxy voting by the Adviser and more detailed provisions with respect to compliance reporting and marketing materials; and (4) the Proposed Sub-Advisory Agreements will each contain an exclusivity provision under which BlackRock would not manage certain other funds with investment objectives, investment policies and investment restrictions substantially similar to those of the Funds.

         Under the Proposed Sub-Advisory Agreements, as was the case under the AIC Agreements, BlackRock Advisors would be required to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Funds and to determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments for the Funds, in accordance with each Fund's investment objective, policies and restrictions and applicable laws and regulations. To the extent permitted by the investment policies of each Fund, BlackRock Advisors will make decisions for the Funds as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Funds. The Proposed Sub-Advisory Agreements also require BlackRock Advisors to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

         The fees payable to BlackRock Advisors, which will change but will continue to be paid by ING Investments and not by the Funds, will not increase the overall management fee of the Funds. Under the Proposed Sub-Advisory Agreements, each Fund's assets are aggregated with those of the other Fund for purposes of calculating the annual sub-advisory fee. Under the AIC Agreements as well as the Interim Agreements (which, as is required under Rule 15a-4, reflect fees identical to those that were payable under the AIC Agreements), ING Technology Fund pays a fee of 0.35%, and ING VP Technology Portfolio pays a fee of 0.50%, in each case payable monthly in arrears as a percentage of the Fund's average daily net assets. Under the Proposed Sub-Advisory Agreements, BlackRock Advisors would be paid a monthly fee, in arrears, computed on the aggregate value of the Funds' combined average daily net assets, in accordance with the following percentages:

                 0.50% on the first $200 million of average daily net assets; 0.45% on the next $300 million of average daily net assets; and 0.40% of average daily net assets over $500 million.

For purposes of calculating fees under the Proposed Sub-Agreements, the assets of each Fund are aggregated with those of the other Fund, and the resulting fee would be prorated back to the Funds, based on their respective net assets.

         Because of the breakpoints contemplated under this proposed fee schedule and the aggregation of assets of both Funds for purposes of computing sub-advisory fees, ING Investments is expected to pay a sub-advisory fee with respect to ING VP Technology Portfolio that is lower than that payable under the AIC Agreement or the Interim Agreement for that Fund. Conversely, the fee rate payable under the AIC Agreement and Interim Agreement for ING Technology Fund was 0.35% of that Fund's average daily net assets. In the case of this Fund, the fee schedule under the Proposed Sub-Advisory Agreement will result in ING Investments' paying a higher sub-advisory fee for services provided to the Fund. Because the fees payable to BlackRock Advisors will continue to be paid by ING Investments, and not by ING Technology Fund, the increase in sub-advisory fees for this Fund would have no impact on the total expenses of the Fund. Under the AIC Agreements, ING Investments paid AIC $___________ in sub-advisory fees for services provided to ING Technology Fund during the fiscal year ended May 31, 2003, and $__________ in sub-advisory fees for services provided to ING VP Technology Portfolio during the fiscal year ended December 31, 2003.

         As of January 21, 2004, the net assets of the ING Technology Fund and ING VP Technology Portfolio were $84,735,937 and $109,705,982, respectively. The table below shows, at this level of assets, the fees rate that would be applicable under the AIC Agreement, the Interim Agreement, and the Proposed Sub-Advisory Agreement for each Fund.

                                                                 PROPOSED SUB-ADVISORY
                              AIC AGREEMENT   INTERIM AGREEMENT        AGREEMENT
                              -------------   -----------------  ---------------------
ING TECHNOLOGY FUND               0.35%             0.35%

ING VP TECHNOLOGY PORTFOLIO       0.50%             0.50%

         As noted above, the expected change in the sub-advisory fees payable under the Proposed Sub-Advisory Agreements will not affect the fees payable by the Funds to ING Investments because ING Investments, and not the Funds, would bear the expense of sub-advisory services provided by BlackRock Advisors.

         Each of the Proposed Sub-Advisory Agreements provides that BlackRock Advisors shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

         Further, the Proposed Sub-Advisory Agreements provide, in part, that under certain circumstances, the Adviser and the Sub-Adviser will indemnify and hold harmless each other against any and all losses (including legal and other expenses) arising out of their respective responsibilities to the Funds which may be based upon (1) the Adviser's or Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's or Sub-Adviser's reckless disregard of its obligations under such agreement, or (2) certain untrue statement or alleged untrue statement or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Funds.

         Each Proposed Sub-Advisory Agreement may be terminated by: (1) the Adviser upon sixty (60) days' written notice to the Company and BlackRock Advisors; (2) at any time, without payment of a penalty by the Funds, by the Board or a majority of the outstanding voting securities of a Fund upon sixty
(60) days' written notice to the Adviser and BlackRock Advisors; or (3) by BlackRock Advisors, upon three (3) months' written notice, unless the Company or the Adviser requests additional time to find a replacement for BlackRock Advisors, in which case BlackRock Advisors shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that BlackRock Advisors can terminate the contract at any time, if BlackRock Advisors or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser or BlackRock Advisors did not receive compensation for performance of its services. The Proposed Sub-Advisory Agreement will terminate automatically in the event of an "assignment," as defined in the 1940 Act.

         The Proposed Sub-Advisory Agreements were approved with respect to the Funds by the Directors of the Company, including a majority of the Directors who are not parties to the Proposed Sub-Advisory Agreements nor are "interested persons" (as such term is defined under the 1940 Act) of the Company or any party to the Proposed Sub-Advisory Agreements (the "Independent Directors"), on December 17, 2003.

WHAT IS THE REQUIRED VOTE?

         Shareholders of each Fund must approve the Proposed Sub-Advisory Agreement for that Fund for the Proposed Sub-Advisory Agreement to be effective. Approval of the Proposed Sub-Advisory Agreement by a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of each Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of each Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

         If shareholders of the Funds do not approve the Proposed Sub-Advisory Agreements, the Funds will continue to be managed under the current Investment Management Agreements and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

         The Board's decision to appoint BlackRock Advisors to succeed AIC was prompted by the Adviser's recommendation not to renew AIC Agreements upon their termination on December 31, 2003 and to appoint BlackRock Advisors as the new sub-adviser to the Funds. Based on the Adviser's recommendation and the determination by the Board that certain structural changes at AIC, including the anticipated departure of two key investment personnel responsible for managing the Funds, would affect the management of the Funds, the Board, including all of the Independent Directors, approved the Interim Agreements as well as the Proposed Sub-Advisory Agreements for the Funds at a meeting held on December 17, 2003. Effective January 1, 2004, BlackRock Advisors began serving as interim sub-adviser to the Funds.

         In reaching a decision to engage BlackRock Advisors as the Funds' sub-adviser, the Board, including a majority of the Independent Directors, compared each Fund's performance when managed by the former sub-adviser, AIC, with the performance of accounts managed by BlackRock Advisors that are comparable to the Funds and employing the New Investment Strategy. The Board also considered the performance of a peer group of other science and technology sector funds that are comparable to the Funds. The Board further considered the fact that BlackRock Advisors currently employs the New Investment Strategy in managing other funds. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Adviser's view of the reputation of BlackRock Advisors; (2) the nature and quality of the services to be provided by BlackRock Advisors; (3) the addition of an exclusivity provision in each Proposed Sub-Advisory Agreement; (4) the fairness of the compensation under the Proposed Sub-Advisory Agreements in light of the services to be provided; (5) BlackRock Advisors' track record in managing the risks and volatility inherent in the technology sector; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) its operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock Advisors' financial condition; (9) the costs for the services to be provided by BlackRock Advisors and the fact that these costs will be paid by the Adviser and not directly by the Funds; (10) the consistency in investment style and portfolio turnover rates experienced over time by other portfolios managed by BlackRock Advisors in accordance with the New Investment Strategy; (11) the appropriateness of the selection of BlackRock Advisors and the employment of the New Investment Strategy in light of each Fund's investment objective and its current and prospective investor base; and (12) BlackRock Advisors' Code of Ethics and related procedure for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Funds.

         Prior to approving the Proposed Sub-Advisory Agreements, the Independent Directors met in several executive sessions with their independent counsel to discuss and consider the Proposed Sub-Advisory Agreements, as well as BlackRock Advisors. As a part of this process, the Independent Directors reviewed materials provided by BlackRock Advisors and by ING Investments regarding BlackRock Advisors and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Funds. In addition, the Independent Directors reviewed and discussed the terms and provisions of the Proposed Sub-Advisory Agreements.

         During the course of its deliberations, the Board reached the following conclusions regarding BlackRock Advisors and the Proposed Sub-Advisory Agreements, among others: (1) BlackRock Advisors is qualified to manage each Fund's assets in accordance with its investment objective and policies; (2) the New Investment Strategy is appropriate for pursuing each Fund's investment objective and is consistent with the interests of current and prospective investors in the Funds; (3) the New Investment Strategy would not materially affect the current risk profile of the Funds; (4) BlackRock Advisors is likely to execute the New Investment Strategy consistently over time; (5) BlackRock Advisors is in a financial position to provide the Funds with an appropriate level of financial undertaking; (6) BlackRock Advisors is likely to diversify the Funds' portfolios in order to minimize volatility and risk; (7) BlackRock Advisors has agreed not enter into a new sub-advisory/advisory relationship with another mutual fund family to sub-advise/advise a fund with similar investment objectives, policies and restrictions until December 2005 pursuant to an exclusivity provision in each Proposed Sub-Advisory Agreement; (8) BlackRock Advisors maintains appropriate compliance programs; (9) BlackRock Advisors will manage the assets with a turnover rate that is relatively low for a technology sector; and (10) the compensation to be paid under the Proposed Sub-Advisory Agreements is fair in relation to the services to be provided by BlackRock Advisors.

WHAT IS THE RECOMMENDATION OF THE BOARD?

         Based on its review and after considering ING Investments' recommendation, the Board concluded that engaging BlackRock Advisors as Sub-Adviser would be in the best interests of each Fund and its shareholders. The Board then approved the Proposed Sub-Advisory Agreements and directed that the Proposed Sub-Advisory Agreements be submitted to shareholders for approval. The Board is recommending that shareholders of the Funds vote to approve the Proposed Sub-Advisory Agreements.

                                  PROPOSAL TWO
                 APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT
            FOR THE FUNDS TO PERMIT ING INVESTMENTS TO ENTER INTO, OR
       MATERIALLY AMEND, CERTAIN SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING
                              SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

         Investment management services are currently being provided to the Funds by ING Investments pursuant to the Technology Investment Management Agreement and the VP Technology Investment Management Agreement. Subject to the supervision and approval of the Board and approval of the shareholders of the Funds, ING Investments is responsible for managing the assets of each Fund and is permitted, under the terms of the Investment Management Agreements, to engage sub-advisers to provide portfolio management services to the Funds. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

         Under the Investment Management Agreements, ING Investments monitors the investment program of the sub-adviser to each Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Funds, ING Investments also currently oversees and monitors the performance of each Fund's sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing each Fund.

         The 1940 Act generally requires that a written sub-advisory agreement be approved by majority of the outstanding shares of each Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval of each Fund's shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") to ING Investments permitting it to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and each Fund can operate each Fund as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, each Fund's shareholders have approved the Manager-of-Managers arrangement.

         Shareholders of the Funds are therefore being asked to approve operation of each Fund as a "Manager-of-Managers" fund. If Proposal Two is approved, ING Investments, as investment adviser to the Funds, will be permitted to enter into sub-advisory agreements with respect to the Funds, or to materially modify certain sub-advisory agreements, without such sub-advisory agreements being approved by the shareholders of the Funds.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

         On May 24, 2002, the SEC issued the Order authorizing ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Funds and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Funds and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Each Fund will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Funds or ING Investments, other than by reason of serving as a sub-adviser to the Funds ("Affiliated Sub-Adviser"). In addition, the Board and ING Investments would not be able to materially amend the Investment Management Agreements without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

         The Order also permits the Funds to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments.

         In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Funds and ING Investments anticipate relying on the new rule. Moreover, the Funds and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief.

         The Manager-of-Managers arrangement will enable the Funds to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Funds, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

         Under the terms of the Order, the Funds and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Funds may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Funds must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement each Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per Fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

         Approval of Proposal Two by each Fund's shareholders requires an affirmative vote of the lesser of (1) 67% or more of each Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of each Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

         If shareholders of the Funds do not approve the Manager-of-Managers arrangement, it will not be implemented and the Funds will continue to be required to obtain shareholder approval of any changes in sub-adviser of the Funds or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

         In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Directors, considered certain information and representations provided by ING Investments. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. The Board initially met in November and December to review and consider, among other things, information relating to the Manager-of-Managers arrangement. At the December 17, 2003 meeting, the Board voted to submit Proposal Two to shareholders of the Funds.

         After carefully considering the Funds' contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders' expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

         The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to annually review and consider for renewal this agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

         The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Funds to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Funds would continue to require shareholder approval. If shareholders approve Proposal Two, ING Investments, pursuant to the Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

         The Board concluded that it is appropriate and in the interests of each Fund's shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser to a Fund or to materially amend a sub-advisory agreement, the Company must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to a Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Company currently must seek approval of a new sub-advisory agreement from shareholders of each Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by each Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Funds would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Funds.

WHAT IS THE RECOMMENDATION OF THE BOARD?

         Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the interests of each Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the December 17, 2003 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Funds.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

         The Board has named Theresa K. Kelety and Michael J. Roland, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders and Variable Contract holders. Please complete and execute your Proxy Ballot and/or Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot and/or Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

         If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

         If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

         January 2, 2004 has been chosen as the Record Date. Each share of each class of each Fund on the Record Date is entitled to one vote. Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business at the Special Meeting. In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve either Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

         An Insurance Company will vote shares of ING VP Technology Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract holders. If a Variable Contract holder executes and returns a Voting Instruction card, but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of ING VP Technology Portfolio held in SEC-registered Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to shares held by the Insurance Company in unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it has received instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such company's Separate Accounts in the aggregate.

         Some shares of the Funds may be held by affiliates of ING Investments, including ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Corporation) and ING Insurance Company of America (formerly Aetna Insurance Company of America) in various capacities and will be voted in the following manner: (1) shares of a Fund owned beneficially by ING Investments or an affiliate of ING Investments as an initial capital investment in a Fund or other direct investment of the ING Investments' affiliate will be voted in favor of the Proposals; (2) shares of a

Fund held of record by an ING Investments affiliate as trustee or custodian in connection with an employee benefit plan will only be voted in accordance with actual instructions received from such employee benefit plan or, under some plans, the plan participants; and (3) with respect to shares of the Fund held by ING Investments in its Variable Annuity Account D or F as depositor under variable annuity contracts, ING Investments will only vote such shares in accordance with actual instructions from such contract holders and will not vote shares for which no instructions were received.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot and/or Voting Instruction Card will vote as directed by the shareholder under the Proxy Ballot or Voting Instruction Card, but in the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHAT ARE THE OTHER SERVICE PROVIDERS TO THE FUNDS?

         ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, serves as the administrator to the Funds. With respect to ING Technology Fund, ING Funds Services was paid $12,203 for the fiscal year ended May 31, 2003. With respect to ING VP Technology Portfolio, ING Funds Services was paid $__________ for the fiscal year ended December 31, 2003. ING Funds Distributor, LLC ("ING Funds Distributor"), an indirect, wholly owned subsidiary of ING Funds Services, serves as the principal underwriter to the Funds. With respect to ING Technology Fund, ING Funds Distributor was paid $56,584 for the fiscal year ended May 31, 2003. With respect to ING VP Technology Portfolio, ING Funds Distributor was paid $___________ for the fiscal year ended December 31, 2003. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Funds anticipate that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreements.

         During the fiscal year ended May 31, 2003, no commissions were paid to affiliated brokers by ING Technology Fund and during the fiscal year ended December 31, 2003, no commissions were paid to affiliated brokers by ING VP Technology Portfolio.

WHO PAYS FOR THIS PROXY SOLICITATION?

         The Funds will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

         The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT AND/OR VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY BALLOT AND/OR VOTING INSTRUCTION CARD.

                                        Theresa K. Kelety
                                        Secretary

February 13, 2004
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUNDS
                             AS OF JANUARY 27, 2004

                                                         NUMBER OF   PERCENT OF CLASS
         FUND NAME AND           NAME AND ADDRESS OF   SHARES OWNED     AND TYPE OF
            CLASS                    SHAREHOLDER         OF RECORD       OWNERSHIP*
-------------------------------------------------------------------------------------
ING Technology
Fund - Class A
-------------------------------------------------------------------------------------
ING Technology
Fund - Class B
-------------------------------------------------------------------------------------
ING Technology
Fund - Class C
-------------------------------------------------------------------------------------
ING Technology
Fund - Class I
-------------------------------------------------------------------------------------
ING Technology
Fund - Class O
-------------------------------------------------------------------------------------
ING VP Technology
Fund - Class S
-------------------------------------------------------------------------------------

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT

                              ING SERIES FUND, INC.

                  AGREEMENT made this ____ day of ________, 2004 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and BlackRock Advisors, Inc., a Delaware corporation (the "Sub-Adviser").

                  WHEREAS, the ING Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

                  WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

                  WHEREAS, the Fund may offer shares of additional series in the future; and

                  WHEREAS, pursuant to an Investment Management Agreement, dated March 1, 2002, as amended (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

                  WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

                  NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

         1. APPOINTMENT.

                  a. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

                  b. In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors (the "Board") and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

                  a. The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager. In carrying out its duties under this Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

                  b. The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

                  c. The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

                  d. The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

                  e. In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Fund's transfer agent, currently the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                  f. The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                  g. The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                  h. The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

                  i. The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end:

                           i. A performance comparison to the Series' benchmark
listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

                           ii. Composition of the assets of each Series'
portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

                           iii. Confirmation of the Fund's current investment
objective and Sub-Adviser's projected plan to realize the Fund's investment objectives.

                  j. The Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Fund's style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

                  k. The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

                  l. The Sub-Adviser will provide reports to the Fund's Board for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board with respect to each Series such periodic and special reports as the Board and the Manager may reasonably request.

         3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to ensure that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Manager hereby acknowledges that it has received a copy of the Sub-Adviser's Form ADV, Part II at least forty-eight (48) hours prior to entering into this Agreement.

         5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

         6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the

Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

         7. MARKETING MATERIALS.

                  a. During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within 5 business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                  b. During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within 5 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

         8. COMPLIANCE.

                  a. The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board may adopt, including any written compliance procedures.

                  b. The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

                  c. The Manager agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         9. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

         10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under this Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

         11. EXCLUSIVITY. For the period commencing on the date of this Agreement and ending on December 31, 2005 (the "Non-Compete Period"), the Sub-Adviser will not act as an investment adviser or investment sub-adviser to any "investment company," as that term is currently defined in the 1940 Act, that is organized in any jurisdiction in the United States and is registered with the SEC pursuant to Section 8 of the 1940 Act that has investment objectives, investment policies and investment restrictions substantially similar to those of the Series of the Fund to which this Agreement relates as reflected in the Fund's effective Registration Statement. Exempted from this restriction will be any non-mutual fund (including a closed-end investment company), all current mutual funds (including any current proprietary investment companies) managed by the Sub-Adviser, separate accounts, or another investment company managed by the Manager. The parties agree that any change in control of the Manager or any termination of this Agreement prior to the end of the Non-Compete Period will terminate any prohibition on the Sub-Adviser's ability to act as an investment adviser or investment sub-adviser as described above.

         12. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

         13. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

         14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

         15. INDEMNIFICATION.

                  a. The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

                  b. Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  c. The Manager shall not be liable under Paragraph (a) of this
Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

                  d. The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         16. DURATION AND TERMINATION.

                  a. This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until December 31, 2005 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series, or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

                  b. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon 60 days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board or a majority of the outstanding voting securities of each Series, upon 60 days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon 3 months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed 3 additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund or with respect to the Series, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

                  c. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940
Act). In the event this Agreement is
terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

         17. NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

               If to the Fund:

               ING Series Fund, Inc.
               7337 E. Doubletree Ranch Road
               Scottsdale, Arizona 85258
               Attention: Theresa K. Kelety, Counsel

               If to the Adviser:

               ING Investments, LLC
               7337 East Doubletree Ranch Road
               Scottsdale, Arizona 85258
               Attention: Michael J. Roland

               If to the Sub-Adviser:

               BlackRock Advisors, Inc.
               c/o BlackRock, Inc.
               40 East 52nd Street
               New York, NY 10022
               Attention: Robert Connolly, Managing Director and General Counsel

         18. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law

         19. MISCELLANEOUS.

                  a. This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                  b. The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

                  c. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  d. To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

                  e. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

                  f. Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

                  g. This Agreement may be executed in counterparts.

                           IN WITNESS WHEREOF, the parties hereto have caused
                  this instrument to be executed as of the day and year first above written.

                                         ING INVESTMENTS, LLC

                                         By:_______________________
                                            _______________________
                                            Title

                                         BLACKROCK ADVISORS, INC.

                                         By:_______________________
                                            _______________________
                                            Title

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                            BLACKROCK ADVISORS, INC.

                                              ANNUAL SUB-ADVISER FEE
               SERIES              (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------  ---------------------------------------------
ING Global Science and Technology    0.50% on first $200 million of assets
Fund                                 0.45% on next $300 million of assets
                                     0.40% on assets in excess of $500 million

* For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.

                                   APPENDIX C

                         FORM OF SUB-ADVISORY AGREEMENT
                          ING VARIABLE PORTFOLIOS, INC.

                  AGREEMENT made this ____ day of ________, 2004 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and BlackRock Advisors, Inc., a Delaware corporation (the "Sub-Adviser").

                  WHEREAS, the ING Variable Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

                  WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

                  WHEREAS, the Fund may offer shares of additional series in the future; and

                  WHEREAS, pursuant to an Investment Management Agreement, dated March 1, 2002 (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

                  WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

                  NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

                  1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

                  In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                  2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors (the "Board") and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

         (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager. In carrying out its duties under this Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

                  (i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

                  (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

         The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

                  (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Fund's transfer agent, currently the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                  (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board , the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                  (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                  (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

         (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end:

                  (i) A performance comparison to the Series' benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

                  (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

                  (iii) Confirmation of the Fund's current investment objective and Sub-Adviser's projected plan to realize the Fund's investment objectives.

         (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Fund's style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

         (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         (e) The Sub-Adviser will provide reports to the Fund's Board for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

                  3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board or Manager may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to ensure that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

                  4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Manager hereby acknowledges that it has received a copy of the Sub-Adviser's Form ADV, Part II, at least forty-eight (48) hours prior to entering into this Agreement.

                  5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

                  6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

                  7.       MARKETING MATERIALS.

                  (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                  (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                  8.       COMPLIANCE.

                  (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board may adopt, including any written compliance procedures.

                  (b) The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

                  (c) The Manager agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                  9. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

                  10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under this Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

                  11. EXCLUSIVITY. For the period commencing on the date of this Agreement and ending on December 31, 2005 (the "Non-Compete Period"), the Sub-Adviser will not act as an investment adviser or investment sub-adviser to any "investment company," as that term is currently defined in the 1940 Act, that is organized in any jurisdiction in the United States and is registered with the SEC pursuant to Section 8 of the 1940 Act that has investment objectives, investment policies and investment restrictions substantially similar to those of the Series of the Fund to which this Agreement relates as reflected in the Fund's effective Registration Statement. Exempted from this restriction will be any non-mutual fund (including a closed-end investment company), all current mutual funds (including any current proprietary investment companies) managed by the Sub-Adviser, separate accounts, or another investment company managed by the Manager. The parties agree that any change in control of the Manager or any termination of this Agreement prior to the end of the Non-Compete Period will terminate any prohibition on the Sub-Adviser's ability to act as an investment adviser or investment sub-adviser as described above.

                  12. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

                  13. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

                  14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                  15.      INDEMNIFICATION.

                  (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

                  (b) Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

                  (d)      The Sub-Adviser shall not be liable under Paragraph
(b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

                  16.      DURATION AND TERMINATION.

                  (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until December 31, 2005 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund or with respect to the Series, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

                  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940
Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9,

10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

                  17. NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Fund:

                  ING Variable Portfolios, Inc.
                  7337 E. Doubletree Ranch Road
                  Scottsdale, Arizona 85258
                  Attention: Theresa K. Kelety, Counsel

                  If to the Adviser:

                  ING Investments, LLC
                  7337 East Doubletree Ranch Road
                  Scottsdale, Arizona 85258
                  Attention: Michael J. Roland

                  If to the Sub-Adviser:

                  BlackRock Advisors, Inc.
                  c/o BlackRock, Inc.
                  40 East 52nd Street
                  New York, NY 10022
                  Attention: Robert Connolly, Managing Director and General
                             Counsel

                  18. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

                  19.      MISCELLANEOUS.

                  (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                  (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

                  (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  (d) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

                  (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

                  (g)      This Agreement may be executed in counterparts.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                         ING INVESTMENTS, LLC

                                         By:__________________________
                                            __________________________
                                            Title

                                         BLACKROCK ADVISORS, INC.

                                         By:__________________________
                                            __________________________
                                            Title

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                            BLACKROCK ADVISORS, INC.

                                                       SUB-ADVISER FEE
               SERIES                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------   ---------------------------------------------
ING VP Global Science and Technology     0.50% on first $200 million of assets
Portfolio                                0.45% on next $300 million of assets
                                         0.40% on assets in excess of $500 million

* For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., a registered investment company that is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.

                                   APPENDIX D

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
  Stanley D. Vyner - Executive VP & Chief Investment Risk and Strategy Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Robert S. Naka - Senior VP & Assistant Secretary
                 William H. Rivoir, III - Senior VP & Secretary
             Kimberly A. Anderson - Senior VP & Assistant Secretary

            PRINCIPAL EXECUTIVE OFFICERS OF BLACKROCK ADVISORS, INC.
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                               EXECUTIVE OFFICERS
                    Laurence D. Fink, Chief Executive Officer
                         Ralph L. Schlosstein, President
                         Robert S. Kapito, Vice Chairman
              Paul L. Audet*, Director and Chief Financial Officer
        Robert P. Conolly, General Counsel, Secretary & Managing Director

                                 OTHER OFFICERS
                       Anne F. Ackerly, Managing Director
                      Keith T. Anderson, Managing Director
                        Bart Battista, Managing Director
                        Thomas Callan, Managing Director
                       Laurence Carolan, Managing Director
                        R. Andrew Damm, Managing Director
                         Henry Gabbay, Managing Director
                          Lou Gitlin, Managing Director
                        Bennett Golub, Managing Director
                      Charles S. Hallac, Managing Director
                       Richard Hoerner, Managing Director
                        Kevin Klingert, Managing Director
                   John Moran, Managing Director and Treasurer
                         Thomas Nevin, Managing Director
           Daniel Waltcher, Managing Director and Assistant Secretary

                                   APPENDIX E

                    ADVISORY FEE RATES FOR FUNDS WITH SIMILAR
       INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY BLACKROCK ADVISORS

The following table sets forth the name of each other investment companies, with investment objectives similar to the Funds, for which BlackRock Advisors acts as an investment adviser or a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2003.

                FUND NAME               ANNUAL COMPENSATION     NET ASSETS
-----------------------------------    ----------------------   -----------
BlackRock Funds, Global Science and    0.90% on first billion   $37 million
Technology Opportunities Portfolio

                                                                Preliminary Copy

ING [ICON]                                 3 EASY WAYS TO VOTE YOUR PROXY
FUNDS VOTE BY PHONE: Call toll-free 1-800-690-6903. Enter the ***CONTROL NUMBER*** shown below and follow the recorded instructions.

                  VOTE ON THE INTERNET: Log on to PROXYWEB.COM. Enter the ***CONTROL NUMBER*** shown below and follow the on screen instructions.

                  VOTE BY MAIL: Check the appropriate boxes on the reverse side of the proxy ballot, sign and date the proxy ballot and return in the envelope provided.

                              ING SERIES FUND, INC.
                               ING TECHNOLOGY FUND
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MARCH 23, 2004

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Theresa K. Kelety and Michael J. Roland, and each of them, or one or more substitutes designated by them (Proxies) and hereby authorize(s) and instruct(s) each of them, to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of ING Technology Fund (the "Fund"), a series of ING Series Fund, Inc., to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on March 23, 2004, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                           Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

                           Date __________________, 2004

                           Signature(s) (if held jointly) (Sign in the Box)

                           This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

                  To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                                 FOR   AGAINST   ABSTAIN
                                                                                 ---   -------   -------
1.       To approve a new Sub-Advisory Agreement for the Fund between ING
         Investments, LLC and BlackRock Advisors, Inc.
         with no change in the investment adviser or the overall                 [ ]     [ ]       [ ]
         management fee paid by the Fund; and

                                                                Preliminary Copy

2.       To approve a "Manager-of-Managers" arrangement for the Fund to permit the Company and ING Investments, LLC, in its capacity as the Fund's
         adviser, to enter into and materially amend agreements with             [ ]     [ ]       [ ]
         sub-advisers without obtaining the approval of shareholders

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                Preliminary Copy

                          ING VARIABLE PORTFOLIOS, INC.
                           ING VP TECHNOLOGY PORTFOLIO
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

        VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS ON
                                 MARCH 23, 2004

                                    THIS VOTING INSTRUCTION CARD IS SOLICITED ON
                                    BEHALF OF THE BOARD OF DIRECTORS OF ING
                                    VARIABLE PORTFOLIOS, INC.

PORTFOLIO NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE ("INSURANCE COMPANY")

The undersigned hereby appoint(s) Theresa K. Kelety and Michael J. Roland, and each of them, or one or more substitutes designated by them or their Insurance Company (Proxies) to vote the shares held by him or her or as to which he or she has a beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of ING VP Technology Portfolio (the "Fund"), a series of ING Variable Portfolios, Inc., to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on March 23, 2004, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                           Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

                           Date __________________, 2004

                           Signature(s) (if held jointly) (Sign in the Box)

                           This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         THIS PROXY VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                        FOR   AGAINST   ABSTAIN
                                                                        ---   -------   -------
1.   To approve a new Sub-Advisory Agreement for the Fund between ING
     Investments, LLC and BlackRock Advisors, Inc. with no change in
     the investment adviser or the overall management fee paid by the   [ ]     [ ]       [ ]
     Fund; and

                                                                Preliminary Copy

2.   To approve a "Manager-of-Managers" arrangement for the Fund to permit the Company and ING Investments, LLC, in its
     capacity as the Fund's adviser, to enter into and                  [ ]     [ ]       [ ]
     materially amend agreements with sub-advisers without
     obtaining the approval of shareholders.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.